SCHEDULE 14A

(Rule 14a-101)

Information Required in Proxy Statement

Schedule 14A Information

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.   )

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STATE FARM MUTUAL FUND TRUST
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STATE FARM MUTUAL FUND TRUST

September 19, 2011

Dear Shareholder:

A special meeting of shareholders of the S&P 500 Index Fund series of State Farm Mutual Fund Trust (the “S&P 500 Index Fund” or the “Fund”) will be held December 16, 2011 at 8:00 a.m., Central time, at One State Farm Plaza, Bloomington, Illinois 61710 (the “Meeting”). Fund shareholders will be asked to vote on proposals to approve an amendment to the Investment Advisory and Management Services Agreement between State Farm Mutual Fund Trust (the “Trust”) and State Farm Investment Management Corp. (the “Manager”), to approve a sub-advisory agreement between the Trust, the Manager and BlackRock Fund Advisors (“BFA”) relating to the Fund and to approve a manager of managers structure for the Fund.

THE BOARD OF TRUSTEES OF THE TRUST HAS UNANIMOUSLY DETERMINED THAT THE PROPOSALS ARE IN THE BEST INTERESTS OF THE FUND AND ITS SHAREHOLDERS AND URGES YOU TO VOTE IN FAVOR OF THE PROPOSALS.

The enclosed proxy statement describes the proposals in greater detail.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

We appreciate your continued support and confidence.

Very truly yours,

/s/ Edward B. Rust, Jr.

President and Trustee

State Farm Mutual Fund Trust

IMPORTANT INFORMATION FOR SHAREHOLDERS OF THE S&P 500 INDEX

FUND OF STATE FARM MUTUAL FUND TRUST

At a special shareholder meeting on December 16, 2011, you will be asked to approve two proposals. Although we recommend that you carefully read the proxy statement that describes the proposals in detail, we have prepared the following “Questions & Answers” for your convenience.

The Board of Trustees (the “Board”) of State Farm Mutual Fund Trust (the “Trust”) has unanimously determined that the proposals are in the best interests of the Trust and urges you to vote in favor of each applicable proposal.

Q.	WHY IS A SPECIAL SHAREHOLDER MEETING BEING HELD?

A.	The Trust’s Board called a special shareholder meeting for December 16, 2011 (the “Meeting”), at which shareholders will be asked to vote on two different proposals related to the Trust’s S&P 500 Index Fund (the “Fund”).

Q.	WHY SHOULD A SHAREHOLDER VOTE? WHAT HAPPENS IF HE OR SHE DOESN’T VOTE?

A.	A vote is an opportunity for a shareholder to decide how the Fund is managed. A proxy that is not voted will not be counted as either for or against the proposals.

Q.	HOW DOES A SHAREHOLDER VOTE?

A.	You may vote by mailing your completed proxy card in the enclosed postage paid envelope, by using the Internet or you may vote by phone (see enclosed instructions for Internet or phone voting). You also may vote in person at the Meeting.

Q.	WILL I HAVE TO PAY ANY FEES OR EXPENSES IN CONNECTION WITH THE PROPOSED CHANGES?

A.	No. However, the costs associated with the Meeting, which State Farm Investment Management Corp. (the “Manager”) has estimated will total $230,000, will be borne by the Fund. These costs are estimated to be approximately $0.004 per share.

Q.	WHAT ARE THE TWO PROPOSALS TO BE ADDRESSED AT THE MEETING?

1.	Approving changes to the manner in which the Fund pursues its investment objective. This change involves shareholders approving a change to the existing Investment Advisory and Management Services Agreement between the Trust and the Manager, and approving an Investment Sub-Advisory Agreement between the Trust, the Manager and BlackRock Fund Advisors (“BFA”) for the Fund.

2. Approving manager of managers authority for the Fund. With manager of managers authority, the Manager, the Trust’s investment adviser, with the Board’s approval, can hire or change investment sub-advisers for the Fund without seeking approval from the Fund’s shareholders. This in turn should reduce costs for Fund shareholders and increase the Manager’s flexibility in overseeing the Trust’s investment sub-advisers.

Q.	WHY ARE THESE CHANGES BEING RECOMMENDED?

A.	If Proposal 1 is adopted, total annual operating expenses of the Fund will be reduced and the Fund will be managed in a more streamlined manner. If adopted, Proposal 2 may help the Fund operate more efficiently by affording additional flexibility to the Manager to hire and replace investment sub-advisers.

Proposal 1— Approve an Amendment to the Advisory Agreement and Approve a Sub-Advisory Agreement

Q.	WHY IS THE BOARD ASKING SHAREHOLDERS TO APPROVE AN AMENDMENT TO THE INVESTMENT ADVISORY AND MANAGEMENT SERVICES AGREEMENT BETWEEN THE TRUST AND THE MANAGER?

A.	Approving the amendment is a necessary part of restructuring the Fund to operate in a simpler fashion. The proposed restructuring of the Fund is not expected to affect the Fund’s investment performance but is expected to reduce annual total operating expenses of the Fund by 0.02% on an annual basis.

Q.	WHY IS THE BOARD ASKING SHAREHOLDERS TO APPROVE THE HIRING OF BFA AS FUND SUB-ADVISER?

A.	The Manager believes that BFA can provide satisfactory, long-term investment results for the Fund and its shareholders. BFA is experienced managing investment portfolios, like the Fund, with the investment objective to replicate the performance of the S&P 500 Index. The Manager believes that after the change, the Fund will exhibit similar risk/return characteristics as previously experienced, although there can be no guarantees.

Q.	WHAT IS AN INVESTMENT SUB-ADVISER?

A.	An investment sub-adviser is a company that under the supervision of a mutual fund’s board and investment adviser provides investment management services to a fund for a fee. Investment management services include selecting the portfolio securities that a Fund will purchase and sell, and taking steps to implement those recommendations.

Proposal 2—Approving Manager of Managers Authority for the Fund

Q.	WHAT IS MANAGER OF MANAGERS AUTHORITY?

A.

Under the Trust’s current structure, the Manager serves as the investment adviser for the Fund. At the Meeting, the Manager is proposing to hire an investment sub-adviser to manage the assets of the Fund. If in the future the Manager believes that a sub-adviser for the Fund should be changed, then the Manager will make a recommendation to the Board, and the Board will seek shareholder approval by convening a shareholder meeting. Manager of managers authority would allow the Manager, with the Board’s approval, to make changes to a Fund sub-adviser without holding a shareholder meeting. This would give the Board increased flexibility and eliminate the Fund’s expense of holding shareholder meetings whenever the Board and the Manager seek to hire or replace a sub-adviser. The Manager will monitor each sub-adviser’s performance and make recommendations to the Board about whether its sub-advisory agreement should be continued, modified or terminated. The Board has determined that the manager of managers structure is in the best interest of the Fund’s shareholders.

State Farm Mutual Fund Trust

One State Farm Plaza, Bloomington, Illinois 61710

Telephone 800-447-4930

Notice of Special Meeting of Shareholders

December 16, 2011

To shareholders of the S&P 500 Index Fund (the “S&P 500 Index Fund” or the “Fund”), a separate series of State Farm Mutual Fund Trust (the “Trust”):

A special meeting of Fund shareholders will be held at One State Farm Plaza, Bloomington, Illinois, on December 16, 2011 at 8:00 a.m., Central time (the “Meeting”). The Meeting will be held for the following purposes:

1.	To approve restructuring of the S&P 500 Index Fund, which involves approving an amendment to the Investment Advisory and Management Services Agreement between the Trust and State Farm Investment Management Corp. (the “Manager”) and approving a new sub-advisory agreement between the Trust, the Manager and BlackRock Fund Advisors (“BFA”) appointing BFA as sub-adviser to the Fund;

2.	To authorize a “manager of managers” structure for the Fund; and

3.	To transact any other business that properly comes before the meeting.

As a shareholder of record of the Fund at the close of business on September 1, 2011, you have the right to vote your shares for the proposals addressed at the Meeting. To assist you in voting your shares, we have attached to this Notice a Proxy Statement describing the matters to be voted upon at the Meeting or any adjournment(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be held on December 16, 2011: This Notice and the Proxy Statement are available on the Internet at www.statefarm.com/mutual-funds/mutual-funds.asp.

Kurt Oleson

Secretary

September 19, 2011

State Farm Mutual Fund Trust

Proxy Statement

for a Special Meeting of Shareholders

to be held on December 16, 2011

Introduction

SUMMARY OF PROPOSAL

This proxy statement explains the item you will be asked to vote on at the special meeting of the shareholders of the S&P 500 Index Fund (the “S&P 500 Index Fund” or the “Fund”) of State Farm Mutual Fund Trust (the “Trust”) to be held at 8:00 a.m., Central time, on December 16, 2011, at One State Farm Plaza, Bloomington, Illinois 61710 (the “Meeting”). This proxy statement was first mailed to shareholders on or about September [19, 2011. This proxy solicitation is made by the Trust’s Board of Trustees (the “Board” or the “Trustees”).

At the Meeting, Fund shareholders are being asked to vote on two Proposals – (1) to approve restructuring of the S&P 500 Index Fund, which involves approving an amendment to the Investment Advisory and Management Services Agreement between the Trust and State Farm Investment Management Corp. (the “Manager”) and approving a new sub-advisory agreement between the Trust, the Manager and BlackRock Fund Advisors (“BFA”) appointing BFA as sub-adviser to the Fund, and (2) to adopt a “manager of managers” structure for the Fund.

The proposals are discussed thoroughly in this proxy statement. We urge you to read this proxy statement carefully.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR”

ALL THE PROPOSALS.

PROPOSAL 1

Approve an Amendment to the Advisory Agreement with the Manager and Approve a

Sub-Advisory Agreement with BFA Appointing BFA as Sub-Adviser to the Fund

Introduction: Under Proposal 1, shareholders of the Fund are being asked to vote on two Sub-Proposals, namely 1) to approve an amendment to the existing Investment Advisory and Management Services Agreement between the Trust and the Manager (referred to in this proxy statement as the “Advisory Agreement”), and 2) to approve a proposed sub-advisory agreement between the Trust, the Manager and BFA (referred to in the proxy statement as the “Proposed BFA Sub-Advisory Agreement”) pursuant to which BFA is appointed as sub-adviser to the Fund. The address of the Manager is Three State Farm Plaza, N-1, Bloomington, Illinois 61791-0001. The address of BFA is 400 Howard Street, San Francisco, California 94105.

Shareholder approval of Proposal 1 is dependent upon each Sub-Proposal being approved by shareholders of the Fund. In other words, Proposal 1 will be approved only if both Sub-Proposals are approved by Fund shareholders. If either Sub-Proposal is rejected by Fund shareholders, Proposal 1 fails.

The Board unanimously recommends that Fund shareholders vote “FOR” each Sub-Proposal within Proposal 1.

The Board is asking the Fund’s shareholders to approve Proposal 1 because the Board believes that the Fund should discontinue being structured as a “feeder” fund in a master-feeder arrangement. In that arrangement, the Fund seeks to satisfy its investment objective by investing all of its assets in a master mutual fund with a substantially similar investment objective. In a master-feeder arrangement, multiple feeder funds can invest their assets in the same master mutual fund, thereby potentially leading to reduced operating expenses for both the feeder and the master mutual fund. For example, a master mutual fund with ten feeder fund investors can spread its fixed operating costs over a larger asset base than if each of the ten feeder funds held portfolio securities directly. The master-feeder structure is different from the traditional mutual fund structure in which a fund directly owns portfolio securities as a strategy for achieving the fund’s investment objective. This traditional manner of a mutual fund owning individual portfolio securities will be referred to in this proxy statement as operating as a “stand-alone fund.”

The Fund currently operates as a “feeder” fund in a master-feeder arrangement and invests all of its assets in a separate series of an unaffiliated mutual fund called Master Investment Portfolio (the “Master Fund”), which is advised by BFA. The Master Fund series into which the Fund invests is called the S&P 500 Stock Master Portfolio.

The Manager currently furnishes investment advisory and management services to the Fund in exchange for the payment of an investment advisory and management services fee. The fee paid by the Fund to the Manager is calculated as a percentage of average daily net assets of the Fund and is paid by the Fund to the Manager monthly as follows: 0.15% of average daily net assets on an annual basis. However, the 0.15% fee does not include the investment advisory and management services fees indirectly paid by Fund shareholders as a result of the Fund’s investment of its assets in the S&P 500 Stock Master Portfolio, which charges investment advisory and management services fees of 0.05% of average daily net assets, resulting in total investment advisory and management services fees incurred directly and indirectly by Fund shareholders of 0.20% of average daily net assets.

The Manager has determined that Fund shareholders would be better served if the S&P 500 Index Fund is converted from a feeder fund into a stand-alone fund. Shareholder approval of Proposal 1 is necessary for the Fund to be converted from a feeder fund into a stand-alone fund. Accordingly, the Board is recommending that the Fund take the following actions:

•

increase the investment advisory and management services fee charged by the Manager to the Fund under the Advisory Agreement from 0.15% of average daily net assets of the Fund to 0.18% of average daily net assets of the Fund,

•

discontinue the Fund’s investment of its assets in the S&P 500 Stock Master Portfolio, which will result in the S&P 500 Stock Master Portfolio making a liquidating distribution of assets to the Fund, and resulting in the Fund becoming a stand-alone fund, and

•

hire BFA as investment sub-adviser to the Fund to invest and reinvest the assets of the Fund. The Manager will compensate BFA for providing investment sub-advisory services to the Fund out of the advisory fees the Manager collects from the Fund.

These three steps are referred to in this proxy statement as the “Reorganization.” The chart below reflects direct and indirect investment advisory and management services fees before and after the Reorganization, and reflects a 0.02% savings to Fund shareholders after the Reorganization.

	Investment Advisory and Management Services Fee Directly Incurred by the Fund	Investment Advisory and Management Services Fee Indirectly Incurred as a Result of the Fund’s Investment in the S&P 500 Stock Master Portfolio	Total Direct and Indirect Investment Advisory and Management Services Fees Incurred by the Fund
Current Structrue: S&P 500 Index Fund	0.15% of average daily net assets	0.05% of average daily net assets	0.20% of average daily net assets

Proposed Structure: S&P 500 Index Fund	0.18% of average daily net assets	0.00% of average daily net assets	0.18% of average daily net assets

Tax Impact of the Reorganization: In the opinion of the Trust’s counsel, K&L Gates LLP, and based on certain representations of the Fund, for federal income tax purposes, the distributions pursuant to the Reorganization of portfolio securities to the Fund in liquidation of its interest in the S&P 500 Stock Master Portfolio will be treated as distributions in liquidation of partnership interests. Section 731(a) of the Internal Revenue Code of 1986, as amended (the “Code”), provides that gain shall not be recognized to a partner upon the receipt of a distribution from a partnership except to the extent that any money distributed exceeds the adjusted basis of such partner’s interest in the partnership immediately before the distribution. Section 731(b) provides that no gain or loss shall be recognized to a partnership on a distribution to a partner of property, including money. Under certain circumstances, Section 731(c) treats the term “money” as including the fair market of marketable securities distributed to a partner. Because the S&P 500 Stock Master Portfolio qualifies as an “investment partnership” within the meaning of Section 731(c) and the Fund qualifies as an “eligible partner,” Section 731(c) will not apply to the distributions to the Funds. Under Section 731(a)(2) of the Code, the Fund may recognize a loss.

The Fund has indicated that its basis in its interest in the S&P 500 Stock Master Portfolio should exceed the amount of money to be distributed to it in the Reorganization. Pursuant to section 732(b) of the Code, the basis of the property (other than money) received by the Fund in the Reorganization will be an amount equal to the Fund’s adjusted basis of its respective interest in the S&P 500 Stock Master Portfolio, reduced by any money distributed to the Fund in the Reorganization.

Board Action on Proposal 1: On June 17, 2011, the Board, including all of the Independent Trustees, unanimously voted to approve the amendment to the Advisory Agreement and unanimously voted to approve the Proposed BFA Sub-Advisory Agreement. The amendment to the Advisory Agreement will remain in effect until June 30, 2012, whereas the Proposed BFA Sub-Advisory Agreement will remain in effect through June 30, 2013. The amendment to the Advisory Agreement and the Proposed BFA Sub-Advisory Agreement will continue in effect thereafter only if their continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940) or by a majority of the Trustees and (ii) by the vote, cast in person at a meeting called for that purpose, of a majority of the trustees of the Trust who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940 (“Independent Trustees”).

The form of the proposed amended Advisory Agreement is attached as Appendix A, and the form of the Proposed BFA Sub-Advisory Agreement is attached as Appendix B. A comparison of the current and the amended Advisory Agreement follows, as does a description of the Proposed BFA Sub-Advisory Agreement. These discussions are qualified in their entireties by reference to Appendices A and B.

Before the Board and the Manager can implement the Reorganization, Fund shareholders must 1) approve an amendment to the Advisory Agreement authorizing the Manager to collect increased investment advisory and management services fees from the Fund, and 2) approve the Proposed BFA Sub-Advisory Agreement pursuant to which BFA will be appointed as investment sub-adviser to the Fund. If the Fund’s shareholders approve Proposal 1 at the Meeting, the Reorganization will occur May 1, 2012. After the Reorganization, Fund shareholders will pay 0.02% less on an annual basis in investment advisory and management services fees than were paid directly and indirectly before the Reorganization.

Comparison of the Current and the Proposed Amended Advisory Agreement

The current and the amended Advisory Agreements are identical except with respect to the investment advisory and management services fee charged by the Manager to the Fund. If the Fund is converted from a feeder fund in a master-feeder arrangement into a stand-alone fund, the investment advisory and management services fees charged to the Fund by the Manager is proposed to be increased to compensate the Manager for the increased expenses it will incur in operating the Fund as a stand-alone fund, including in particular paying the Fund’s proposed investment sub-adviser, BFA. Those increased expenses also relate to monitoring the performance of BFA as sub-adviser. From the perspective of a Fund shareholder, the increased investment advisory and management services fees under the proposed Advisory Agreement is less than the savings to shareholders resulting from operating the Fund as a stand-alone fund.

Specifically, Proposal 1 calls for an increase in the investment advisory and management services fee of 0.03% of average daily net assets while operating the Fund as stand-alone fund will result in a savings of 0.05% of average daily net assets, producing a net benefit to Fund shareholders of 0.02%. The preceding percentages all are on an annual basis.

The aggregate amount of investment advisory and management services fees incurred by the Fund and payable to the Manager during calendar year 2010 was $752,278. If the amended Advisory Contract had been effective during that calendar year, the Fund would have incurred an aggregate amount of investment advisory and management services fees of $902,734, 20% higher than the amount incurred. However, if the amended Advisory Agreement had been effective during calendar year 2010 and if the Reorganization had been completed before January 1, 2010, the Fund would have incurred $100,303 less investment advisory and management services fees, or 0.02% of average daily net assets, considering both the fees payable to the Manager and those fees payable indirectly to the S&P 500 Stock Master Portfolio.

In addition to providing investment advisory and management service to the Fund, the Manager has entered into a Shareholder Services Agreement with the Trust pursuant to which the Manager provides shareholder services to the Fund. Furthermore, State Farm VP Management Corp. (“Management Corp.”), a wholly-owned subsidiary of the Manager and a broker-dealer registered with the SEC and the Financial Industry Regulatory Authority (“FINRA”), has entered into a Distribution Agreement with the Trust under which Management Corp. agrees to distribute shares of the Fund in exchange for the payment of sales charges and 12b-1 distribution /service fees. During 2010, the amount of shareholder service fees and distribution fees incurred by the Fund and payable to the Manager and Management Corp., respectively, are reflected in the chart below. The Manager and Management Corp. will continue to provide these services to the Fund.

	Fees Paid to the Manager Under the Shareholder Services Agreement	12b-1 Distribution/Service Fees Paid to Management Corp.
S&P 500 Index Fund	$1,266,757	$1,527,501

Description of the Proposed BFA Sub-Advisory Agreement

There is no current sub-advisory agreement that applies to the Fund. Under the Proposed BFA Sub-Advisory Agreement, BFA will provide investment advisory services to the Fund, which involves BFA’s investing and reinvesting the Fund’s assets at such times and in such securities as BFA believes to be in the best interest of the shareholders of the Fund to replicate its benchmark index, the S&P 500 Index. The next several paragraphs briefly summarize some important provisions of the Proposed BFA Sub-Advisory Agreement, but for a complete understanding of that agreement, you should read Appendix B. For purposes of the discussion below, the Proposed BFA Sub-Advisory Agreement will be referred to as the “Agreement.”

Services and Obligations

Under the Agreement, BFA is deemed an independent contractor and, except as expressly provided or authorized in the Agreement, BFA has no authority to act for or represent the Trust or Manager in any way or be deemed an agent of the Trust or the Manager. Under the Agreement, BFA provides the below-listed services and assumes the following obligations with respect to the Fund.

(1) Within the framework of the investment objective, policies and restrictions of the Fund, and subject to the supervision of the Manager, BFA has the sole and exclusive responsibility for the making and execution of all investment decisions for the Fund. The investment of the assets of the Fund is at all times subject to the applicable provisions of the Trust’s Declaration of Trust and bylaws, as well as the registration statement, current prospectus and statement of additional information applicable to the Fund, and must conform to the investment objective, policies and restrictions of the Fund as set forth in such documents and as interpreted from time to time by the Board and by the Manager.

(2) In carrying out its obligations to manage the investment and reinvestment of the assets of the Fund, BFA is required to (i) obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Fund or are under consideration for inclusion therein; (ii) formulate and implement a continuous investment program for the Fund consistent with the investment objective and related investment policies of the Fund as described above; and (iii) take such steps as are necessary to implement the aforementioned investment program by placing orders for such purchases and sales of securities with broker-dealers, including the placing, or directing the placement through an affiliate (if any), of orders for such purchases and sales.

(3) In connection with the purchase and sale of securities for the Fund, BFA arranges for the transmission to the Manager (or its designee) and the custodian of the Fund on a daily basis such confirmations, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Fund. BFA must regularly report to the Board concerning the investment activity and portfolio composition of the Fund, including furnishing within 10 days after the end of each calendar quarter, a statement of all purchases and sales during the quarter and a schedule of investments and other assets of the Fund as of the end of the quarter.

(4) BFA will, in the name of the Fund, place or direct the placement of orders for the execution of portfolio transactions in accordance with the policies with respect thereto, as set forth in the Trust’s registration statement. In connection with the placement of orders for the execution of the Fund’ portfolio transactions, BFA must create and maintain all necessary brokerage records of the Trust in accordance with all applicable law, rules and regulations, including but not limited to, records required by Section 31(a) of the Investment Company Act of 1940.

(5) In placing orders or directing the placement of orders for the execution of portfolio transactions, BFA selects brokers and dealers for the execution of the Fund’s securities transactions. In selecting brokers or dealers to execute such orders, BFA is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services that enhance investment research and portfolio management capability generally. Also, in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, BFA may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if BFA determines in good faith that the amount of commission charged is reasonable in relation to the value of brokerage and/or research services (services that provide lawful and appropriate assistance to BFA in the performance of investment decision-making responsibilities) (as defined in Section 28(e)) provided by such broker.

On occasions when BFA deems the purchase or sale of a security to be in the best interest of the Fund as well as other customers, BFA may, to the extent permitted by applicable law, aggregate the securities to be sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. BFA also may purchase or sell a particular security for one or more clients in different amounts. To the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, are to be made in the manner BFA considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

Standard of Care

Under the Agreement, BFA is entitled to rely on information furnished by the Manager that BFA reasonably believes to be accurate and reliable. BFA is not liable for any error of judgment or for any loss suffered by the Fund or its shareholders in connection with the matters to which the Agreement relates, except loss resulting from: (i) willful misfeasance, bad faith or gross negligence on the part of BFA in the performance of its obligations and duties under the Agreement; or (ii) BFA’s reckless disregard of its obligations and duties under the Agreement.

The Fund does not directly pay BFA for BFA’s services under the Agreement. Instead, the Manager pays BFA for the services provided pursuant to the Agreement. The Manager intends to pay a sub-advisory fee to BFA out of the investment advisory and management services fee it collects from the Fund. Under the Agreement, the Manager pays BFA a fee based upon the average daily net assets of the Fund. The fee is accrued daily and paid quarterly to BFA by the Manager at the following rates:

On the first $500 million	0.03% of average daily net assets
On the next $250 million	0.02% of average daily net assets
On amounts over $750 million	0.01% of average daily net assets

If the fee calculated pursuant to the above schedule for the fiscal quarter of the Trust is less than $25,000, the Manager shall pay BFA a fee of $25,000 for the fiscal quarter in lieu of the sub-advisory fee calculated pursuant to the above schedule. For purposes of calculating the fees payable by the Manager to BFA, assets of the Large Cap Equity Index Fund of State Farm Variable Product Trust, another mutual fund to which the Manager serves as investment adviser, are aggregated with the assets of the S&P 500 Index Fund under the fee schedule above.

Termination of the Amended Advisory Agreement and the Proposed BFA Sub-Advisory Agreement

The amended Advisory Agreement and the Proposed BFA Sub-Advisory Agreement provide that each agreement can be terminated with respect to one or more series of the Trust at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of the series (as defined in the Investment Company Act of 1940) or by a vote of the Board, on 60 days’ written notice to the other party. Each agreement states that it will terminate automatically in the event of its assignment (as defined in the Investment Company Act of 1940).

Evaluation by the Board

At a meeting held on June 17, 2011, all of the Trustees, including the Independent Trustees, voted unanimously to approve the amendment to the Advisory Agreement and the adoption of the Proposed BFA Sub-Advisory Agreement and to recommend that shareholders of the Fund vote to approve those agreements. In connection with that approval and recommendation, the Trustees met with representatives of the Manager and discussed information regarding BFA and its plans on how it proposes to provide an investment advisory program for the Fund.

Approval of the Amended Advisory Agreement

As part of their deliberations relating to the proposed amended Advisory Agreement, the Board considered the current fees charged by the Manager. Those fees contemplate that the assets of the Fund will be invested into the S&P 500 Stock Master Portfolio, which charges its own investment advisory and management services fee equal 0.05% of average daily net assets on an annual basis. Accordingly, the Board considered that Fund shareholders currently pay aggregate investment advisory and management services fees of 0.20% on an annual basis. Under the proposed amended Advisory Agreement and after the proposed Reorganization, the Board further considered that shareholders will pay a 0.18% effective rate of investment advisory and management services fees, 0.02% less than the currently effective rate of 0.20%. Accordingly, the Board concluded that the amendment to the Advisory Agreement was fair and reasonable because shareholders would experience a reduction in the effective amount of investment advisory and management services fees. The Board did not consider any other factors in approving the amended Advisory Agreement because other than the increase in the advisory fees paid to the Manager as discussed above, the Advisory Agreement was not proposed to be changed.

Approval of BFA Investment Sub-Advisory Agreement

Prior to the Board meeting, the Manager had sent to BFA a request for information to be provided to the Board in connection with their consideration of a similar sub-advisory agreement between the Manager, BFA and State Farm Variable Product Trust, another registered investment company advised by the Manager. BFA serves as sub-adviser to State Farm Variable Product Trust’s Large Cap Equity Index Fund (the “Large Cap Index Fund”), a fund with an investment objective substantially similar to the investment objective of the Trust’s S&P 500 Index Fund. BFA provided materials to the Manager that included responses to that request. The Manager provided the Board those materials and other information the Manager believed useful in evaluating the Proposed BFA Sub-Advisory Agreement, including a report prepared by Strategic Insight, an independent fund tracking organization, relating to the expenses of the Fund and relating to the performance of the Large Cap Index Fund. In addition, the Board had received and reviewed a memorandum from the independent counsel to the Independent Trustees regarding their responsibilities.

The Board first considered the past performance of BFA in managing products that seek to replicate the performance of the S&P 500 Index. The Manager advised the Board that BFA is one of the largest providers of index products in the U.S. and utilizes a proprietary, quantitative model that analyzes liquidity and trading to minimize the impact of trading costs on an index strategy. The Manager further advised the Board that it is comfortable with BFA’s index replication process, compliance procedures and the results it achieves in tracking of the indices.

The Board next considered the investment performance of other investment funds that are managed by BFA with similar strategies to those of the Fund. The Board noted that because BFA proposes to execute an index strategy, the performance of those other funds generally differed only because of the internal expense structure of each of those funds, not because of BFA’s services and performance.

After considering all of the above information, the Board concluded that BFA’s experience in providing index product sub-advisory services was acceptable and that it could provide such sub-advisory services to the Fund, such that the performance of the Fund would be substantially in-line with the performance of the S&P 500 Index, the index that the Fund tracks.

The Board next considered the services that BFA proposes to provide to the Fund. The Board considered the fact that BFA has agreed to make available detailed analytics on the Fund for due diligence review, along with access to investment personnel. The Board next considered the general reputation, financial resources and business activities of BFA. After considering this information, the Board concluded that BFA had sufficient resources and expertise to capably manage the Fund in accordance with its index.

The Board next considered the costs of the services BFA proposes to provide. The Board first considered that BFA’s proposed sub-advisory fees were competitive with the bids that the Manager had received from other index product providers. Given that providing investment sub-advice to the Fund was almost a commodity business, the Board concluded that BFA’s proposed fees were extremely competitive and would be in the best interests of shareholders.

The Trustees next considered BFA’s legal and compliance infrastructure, including how BFA complies with regulatory requirements and concluded that BFA’s compliance system was sufficiently robust, including particularly related to how it proposes to ensure compliance with the Fund’s prospectus limitations and other applicable regulatory requirements.

The Trustees next considered BFA’s practices regarding the selection and compensation of brokers and dealers that would execute portfolio transactions for the Fund, and those brokers’ and dealers’ provision of brokerage and research services to BFA. The Trustees also considered BFA’s soft dollar practices. The Trustees concluded that each of those practices appeared to be consistent with regulatory requirements.

The Trustees next considered the lack of any compensation that would be paid by the Fund to affiliates of BFA as a result of the new relationship (other than potentially utilizing an affiliated broker/dealer of BFA to execute the Fund’s trades), and concluded that the lack of any ancillary, or so-called “fallout” benefits would enable BFA to manage the assets of the Fund in a manner that appeared to be free of conflicts of interest.

The Board did not take into account the extent to which economies of scale would be realized as the Fund’s asset grow, because the fee that the Fund pays is to the Manager. However, the Board noted the low fee that the Manager was required to pay BFA, including the breakpoints therein, and determined to monitor the overall fees paid by the Fund to ensure that those fees remain appropriate. The Board also did not take into account the projected profits of BFA for acting as sub-adviser to the Fund, because the proposed relationship had not yet commenced and it would be difficult to project those profits. However, the Board noted that, should shareholders approve the relationship, the Board would monitor this issue in the future.

In addition, the Independent Trustees received advice from independent legal counsel. Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the amended Advisory Agreement and the Proposed BFA Sub-Advisory Agreement. The Board also voted to recommend that the Fund’s shareholders vote to approve the amended Advisory Agreement and the Proposed BFA Sub-Advisory Agreement.

In the event that the shareholders do not approve the amended Advisory Agreement and the Proposed BFA Sub-Advisory Agreement, the Board will consider what alternatives may then be available, such as continuing to invest the assets of the Fund into the S&P 500 Stock Master Portfolio, discontinuing offering shares of the Fund and redeeming interests of current shareholders in liquidation of the Fund.

Vote Required

Approval of each Sub-Proposal within Proposal 1 requires an affirmative vote of the lesser of (i) 67% or more of the Fund’s shares present at the Meeting if more than 50% of the outstanding shares of that Fund are present or represented by proxy or (ii) more than 50% of the Fund’s outstanding shares.

Additional Information about the Manager

The Manager is a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company (“Auto Company”), an Illinois-domiciled insurance company.

The Manager acts as an investment adviser for the following mutual fund having s similar investment objective to the S&P 500 Index Fund:

Fund Name	Asset Size (as of December 31, 2010)	Rate of the Manager’s Compensation
State Farm Variable Product Large Cap Equity Index Fund	$479 million	0.24% of the Fund’s average daily net assets

In connection with providing investment advisory services to the fund listed above, the Manager recently has not waived or reduced its fees below the amounts specified in its investment advisory contract. To limit the fund’s total annual operating expenses, the Manager waived portions of its advisory fees when the State Farm Variable Product Trust Large Cap Equity Index Fund had fewer assets. The existing Advisory Agreement between the Manager and the Trust is dated December 31, 2007. The Advisory Agreement was last submitted to a vote of the Trust’s shareholders on November 21, 2000, when the Trust’s sole shareholder, Auto Company, approved the Advisory Agreement. At its regular meeting held on June 17, 2011, the Trust’s Board approved the continuation of the existing Advisory Contract through June 30, 2012.

The following table lists the names and principal occupations of the principal executive officers and each director of the Manager:

Name	Position with the Manager	Principal Occupation
Edward B. Rust, Jr	President and Director	Chairman of the Board, Chief Executive Officer and President – State Farm Mutual Automobile Insurance Company

Michael L. Tipsord	Senior Vice President, Treasurer and Director	Vice Chairman and Director – State Farm Mutual Automobile Insurance Company

Joe Monk	Senior Vice President and Director	Chief Administrative Officer – State Farm Life Insurance Company

Paul Smith	Senior Vice President and Director	Treasurer – State Farm Mutual Automobile Insurance Company

Donald E. Heltner	Vice President	Vice President Fixed Income – State Farm Mutual Automobile Insurance Company

Kurt Oleson	Vice President – Financial and Secretary	Assistant Vice President – State Farm Securities Products Department

David Grizzle	Chief Compliance Officer and Assistant Secretary-Treasurer	Chief Compliance Officer – State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust and State Farm Variable Product Trust

Mike Davidson	Director	Vice Chairman and Chief Agency Marketing Officer – State Farm Mutual Automobile Insurance Company

The address of the Manager and its directors and principal executive officers listed above is Three State Farm Plaza, N-1, Bloomington, Illinois 61791-0001.

Edward, B. Rust, Jr., Michael L. Tipsord, Joe Monk, Paul Smith, Donald E. Heltner, Kurt Oleson and David Grizzle all are officers of the Trust.

During the period January 1, 2010 to December 31, 2010 (“calendar year 2010”), Mr. James A. Shirk, Independent Trustee of the Trust, and Mr. Donald A. Altorfer, Independent Trustee of the Trust, each had a material interest in material transactions with Auto Company.

Mr. Shirk’s interest was as follows: During calendar year 2010, Mr. Shirk was the managing partner and owned 60% of Sunrise Company, LLC. Moreover, during that same time period, Mr. Shirk was the managing director and owned 52% of Beer Nuts, Inc. Sunrise Company, LLC and Beer Nuts, Inc. leased warehouse space to Auto Company during calendar years 2010. Auto Company paid Sunrise Company, LLC rent in the amount of $97,866.68 in 2010, while Auto Company paid Beer Nuts, Inc. rent in the amount of $96,166.67 in 2010. This rental relationship between Mr. Shirk and Auto Company has continued into calendar year 2011.

Mr. Altorfer’s material interest in a material transaction with Auto Company was as follows: During calendar year 2010, Mr. Altorfer was the Chairman of Altorfer, Inc. Auto Company paid Altorfer, Inc. approximately $33,848 in calendar year 2010 for electric generator maintenance and repair services. Altorfer, Inc. performed electric generator and maintenance repair services for Auto Company during calendar year 2010 at Altorfer, Inc.’s regular service rates. In addition, Altorfer, Inc. sold three engine-generator sets to Auto Company in 2010. The total value of the generator sets was approximately $2,500,000.

Additional Information about BFA

BFA is a wholly-owned subsidiary of BlackRock Institutional Trust Company, N.A. (“BITC”) and an indirect subsidiary of BlackRock, Inc.

BFA acts as sub-adviser or adviser for the following mutual funds having similar investment objectives to the S&P 500 Index Fund:

Fund Name	Asset Size (as of December 31, 2010)	Rate of BFA’s Compensation
State Farm Variable Product Large Cap Equity Index Fund	$479 million	a fee equal to the following percentages of the Fund’s average daily net assets: 0.03% on the first $500 million, 0.02% on the next $250 million, and 0.01% for average daily net assets above $750 million, with a minimum quarterly fee of $25,000.

S&P 500 Stock Master	$2,159 million	0.05% of the Fund’s average

Portfolio, a series of Master Investment Portfolio		daily net assets

iShares S&P 500 Index Fund	$24 billion	0.0945% of the Fund’s average daily net assets

Subadvised Fund A	$5 billion	a fee equal to the following percentages of the combined Funds’ average daily net assets: 0.075% on the first $5 billion, 0.055% on the next $5 billion, and 0.05% for average daily net assets above $10 billion

Subadvised Fund B	$2.6 billion	a fee equal to the following percentages of the Fund’s average daily net assets: 0.04% on the first $300 million, and 0.02% for average daily net assets above $300 million.

Subadvised Fund C	$107 million	a fee equal to the following percentages of the combined Funds’ average daily net assets: 0.04% on the first $200 million, 0.03% on the next $200 million, and 0.02% for average daily net assets above $400 million

In connection with providing investment sub-advisory services to the funds listed above, BFA has not waived or reduced its fees below the amounts specified in BFA’s investment advisory or sub-advisory contracts with these parties.

The following table lists the names and principal occupations of the principal executive officers and each director of BFA :

Name	Position with BFA	Principal Occupation
Charles Choon Sik Park	Chief Compliance Officer	Managing Director, BlackRock, Inc.

Laurence Douglas Fink	Chief Executive Officer & Chairman	Chief Executive Officer, BlackRock, Inc.

Robert Steven Kapito	President and Director	President, BlackRock, Inc.

Robert Peter Connolly	Secretary	General Counsel, BlackRock, Inc.

BlackRock, Inc.

Ann Marie Petach	Chief Financial Officer	Chief Financial Officer, BlackRock, Inc.

Charles Shaul Hallac	Chief Operating Officer	Chief Operating Officer, BlackRock, Inc.

Daniel R. Waltcher	Director	Managing Director, BlackRock, Inc.

The address of the BFA’s directors and principal executive officers listed above is 400 Howard Street, San Francisco, California 94105.

The Trust’s distributor is State Farm VP Management Corp., which is located at One State Farm Plaza, Bloomington, Illinois 61710-0001.

The Board unanimously recommends that shareholders of the S&P 500 Index Fund vote “FOR” each Sub-Proposal within Proposal 1.

PROPOSAL 2

Approve Manager of Managers Structure for the Fund

Introduction. The Board is asking you to vote on the proposal of approving “manager of managers” structure for the Funds.

What is a “Manager of Managers” Structure? This Proposal asks Fund shareholders to approve a “manager of managers” structure for the Fund. Under this structure, the Fund could have an investment adviser and one or more sub-advisers. A manager of managers structure would allow the Board to appoint additional and/or replacement sub-advisers for the Fund WITHOUT obtaining shareholder approval. Normally, shareholders of a mutual fund must approve any new agreement between a mutual fund and a sub-adviser. To implement a manager of managers structure, the Trust has obtained an exemptive order from the United States Securities and Exchange Commission (the “SEC”) allowing for an exemption from the shareholder approval requirements, subject to certain conditions. One condition of the SEC exemptive order is that before the Fund may rely on the exemption and implement a manager of managers structure, the Fund’s shareholders must approve the manager of managers structure.

Under the proposed manager of managers structure, the Fund will be operated in a manner that is different from many other mutual funds. Most mutual funds operate under a structure in which a single entity, the fund’s investment adviser, provides investment advisory services to the fund. Typically, the fund pays an advisory fee to the fund’s adviser and the adviser, in turn, compensates the adviser’s portfolio managers who make specific securities selections for the fund. In contrast, under the proposed manager of managers structure, the Fund will pay the Manager an advisory fee and the Manager, in turn, will hire a sub-adviser or sub-advisers to provide day-to-day investment advisory services to the Fund. Under this structure, shareholders will have the benefit of the Manager’s expertise in selecting and monitoring investment sub-advisers. The Manager will continuously monitor the performance of the sub-advisers and may, from time to time, recommend that the Board replace one or more sub-advisers or appoint additional sub-advisers, depending on the Manager’s assessment of what combination of sub-advisers it believes would optimize the Fund’s chances of achieving its investment objective. Under this structure, the Board would be able to approve the addition or termination of sub-advisers without shareholder approval.

Any proposal to add or replace sub-advisers would be reviewed as follows: (i) the Manager would assess the Fund’s needs and, if it believed additional or replacement sub-advisers could benefit the Fund, would systematically search the relevant universe of available investment sub-advisers; (ii) any recommendations made by the Manager would have to be approved by a majority of the Board, including a majority of the Independent Trustees; and (iii) any selections of additional or replacement sub-advisers would have to comply with conditions contained in the SEC’s exemptive order, including the condition that the Trust notify shareholders when a new sub-adviser has been appointed.

The Manager will perform internal due diligence on prospective sub-advisers for the Fund and monitor sub-adviser performance. The Manager will be responsible for communicating performance targets and evaluations to sub-advisers, supervising each sub-adviser’s compliance with the Fund’s investment objectives and policies, authorizing sub-advisers to engage in certain investment techniques for the Fund, and recommending to the Board whether investment sub-advisory agreements should be renewed, modified or terminated. The Manager also will recommend to the Board the addition of new sub-advisers, as it deems appropriate. The Manager will pay any sub-advisers out of the investment advisory fee it receives. The Fund for which a sub-adviser is appointed is not responsible for paying the sub-adviser’s advisory fees.

The proposed manager of managers structure is intended to afford the Fund increased management flexibility. With the manager of managers structure, the Board will not be required to call a shareholder meeting each time a new sub-adviser is approved and the Fund will not incur the considerable expense of holding shareholder meetings to approve sub-advisers.

At its June 17, 2011 regular meeting, the Board unanimously determined that adopting the manager of managers structure for the Fund is advisable. The Board similarly recommended that shareholders also approve the structure. In reaching these conclusions, the Board considered the Manager’s expertise as an investment adviser that could enable it to effectively serve as a manager of managers. In addition, the Trustees considered the flexibility the Fund will have under a manager of managers structure to implement sub-adviser changes without shareholder approval and without the Fund incurring the considerable costs of obtaining shareholder approval.

If shareholders of the Fund approve the manager of mangers structure, this structure will take effect for the Fund upon completion of the Meeting.

Board Recommendation. The Board has determined that approval of manager of managers structure is advisable and in the best interests of the shareholders of the Fund.

Vote Required

Approval of Proposal 2 requires an affirmative vote of the lesser of (i) 67% or more of the Fund’s shares present at the Meeting if more than 50% of the outstanding shares of that Fund are present or represented by proxy or (ii) more than 50% of the Fund’s outstanding shares.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS

APPROVE THE MANAGER OF MANAGERS STRUCTURE FOR THE FUND BY

VOTING “FOR” THE PROPOSAL.

Other Business. The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the accompanying proxy card will confer upon the named proxies the discretionary authority to vote matters in accordance with their best judgment.

Householding of Proxy Statements. Only one copy of this Proxy Statement may be mailed to multiple shareholders with the same address unless contrary instructions have been received. Please contact the Manager by calling 1-800-447-4930 or by writing State Farm Investment Management Corp., Attn: Secretary, Three State Farm Plaza, N-1, Bloomington, Illinois 61791-0001, if you:

•	Do not want the mailing of proxy statements to be combined with those of other members of your household,

•	Need additional copies of this Proxy Statement, or

•	Have received multiple copies of this Proxy Statement and you prefer to only receive one copy of proxy statements in the future.

Other Information. The Trust is an open-end management investment company organized as a business trust under the laws of the state of Delaware on January 8, 2000. Shares of the Fund are sold in a continuous offering through registered representatives of Management Corp.

Voting Requirements. Shareholders may vote on the Proposals. You have the right to cast one vote for each dollar of net asset value represented by your shares. No shares have cumulative voting rights. The voting requirements for the proposals are discussed above.

You may vote your shares in one of three different ways:

•	By Mail. Sign and return the enclosed proxy card.

•	By Telephone. Call toll-free 1-800-597-7836 and follow the recorded directions. Have your 14 digit Control Number from your proxy card nearby.

•	By Internet. Go to http://vote.proxy-direct.com and follow the recorded on-screen directions. Have your 14 digit Control Number from your proxy card nearby.

Do not mail your Proxy Card when you vote by phone or internet. If you properly vote your proxy and return it on time, your shares will be voted as you instruct, and as the persons named in the proxy determine on any other business that comes before the Meeting. If you properly vote your proxy card, but don’t make any instructions about how your shares should be voted, your shares will be voted FOR the Proposals. You may revoke your proxy at any time before it is voted by filing with the Fund a written notice of revocation, by delivering another properly signed proxy bearing a later date, or by attending the meeting and voting in person. To revoke by written notice, include a statement of your intent to revoke and your signature, and mail the written notice to State Farm Investment Management Corp., Attn: Secretary, Three State Farm Plaza, N-1, Bloomington, Illinois 61791-0001.

Record Date. The Board has fixed the close of business on September 1, 2011, as the record date for determining holders of the Fund’s shares entitled to notice of and to vote at the Meeting. At the close of business on the Record Date, there were issued and outstanding [    ] shares of the Fund.

Reports to Shareholders. Each shareholder has received the Trust’s annual report to shareholders for the fiscal year ended December 31, 2010. If you would like another copy of the annual report, please write to State Farm Investment Management Corp., Attn: Secretary, Three State Farm Plaza, N-1, Bloomington, Illinois 61791-0001 or telephone 1-800-447-4930. The report will be sent to you without charge.

Quorum and Adjournment. A quorum of shareholders is required to take action at the Meeting. At least 50 percent of the outstanding shares of the Fund entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum of shareholders at the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. If, by the time scheduled for the Meeting, a quorum of shareholders of the Fund is not present or if a quorum is present but not enough votes in favor of the proposals have been received to approve the proposals, the Manager and other persons attending the Meeting in person may propose one or more adjournments of the Meeting to permit further soliciting of proxies from shareholders. Any adjournment will require the affirmative vote of a majority of shares of the Fund present (in person or by proxy) at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the Fund’s shareholders.

Abstentions and Broker Non-Votes. In tallying shareholder votes, abstentions are counted for purposes of determining whether a quorum is present for a meeting. The treatment and effect of broker non-votes is not applicable because the Trust’s shares are not sold through broker/dealers other than Management Corp.

Costs of the Solicitation. The cost of preparing, printing and mailing these proxy materials, and all other costs in connection with the solicitation of proxies, will be paid by the Fund. In addition to the use of the mails, proxies may be solicited in person or by telephone, by officers of the Trust, and regular employees and representatives of the Manager or its affiliates, who will not be separately compensated therefore. Computershare, Inc. has been engaged to assist in the solicitation of proxies for estimated fees of [    ] plus reasonable expenses.

Proposals of Shareholders. Pursuant to Delaware law, the Declaration of Trust and the By-laws of the Trust, the Trust is not required to hold an annual meeting unless the Investment Company Act of 1940 requires a meeting for the election of trustees. Meetings of the shareholders will be held when and as determined necessary by the Board, and in accordance with the Investment Company Act of 1940. Since the Trust does not hold annual meetings of shareholders, the anticipated date of the next meeting cannot be provided, and no date can be given by which a proposal by a shareholder for consideration at such a meeting must be submitted. Any proposal submitted by a shareholder must be received by the Trust within a reasonable time prior to the next annual meeting of shareholders. If you want to submit a proposal for presentation at a meeting of shareholders, you should send the proposal to State Farm Investment Management Corp., Attn: Secretary, Three State Farm Plaza, N-1, Bloomington, Illinois 61791-0001.

Investment Adviser, Distributor and Administrator. The Manager serves as the investment adviser and administrator to the Trust. Subject to the supervision of the Board, the Manager is responsible for overseeing the day to day operations and business affairs of the Trust. Management Corp. serves as the distributor to the Trust. The principal office of the Manager and Management Corp. is located at One State Farm Plaza, Bloomington, Illinois 61710-0001. The Manager and Management Corp. are wholly-owned subsidiaries of State Farm Mutual Automobile Insurance Company.

Please complete, sign and return the enclosed proxy card promptly. No postage is required if mailed in the United States.

For the Board of Trustees

Kurt Oleson
Secretary

PROXY SOLICITED BY THE BOARD OF TRUSTEES

FOR THE SPECIAL MEETING OF SHAREHOLDERS OF THE

STATE FARM MUTUAL FUND TRUST

TO BE HELD ON DECEMBER 16, 2011

The undersigned hereby appoints Edward B. Rust, Jr. and Michael L. Tipsord, and each of them with full powers of substitution, Proxies for the undersigned to represent and vote the shares of the undersigned at the Special Meeting of Shareholders of the S&P 500 Index Fund of State Farm Mutual Fund Trust to be held on December 16, 2011, or any adjournment or adjournments thereof as indicated on the reverse side.

The shares to which this Proxy relates will be voted as specified. If no specification is made, such shares will be voted FOR the proposal set forth on this Proxy, and in the discretion of the Proxies in accordance with their best judgment on any other business that may properly come before the meeting.

Vote via the Internet: https://vote.proxy-direct.com

Vote via the Telephone: 1-800-597-7836

Control Number:

Date: September 19, 2011

Signature(s)
NOTE: Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

Portfolio	Number of Shares
S&P 500 Index Fund	XXXX

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE FOR THE PROPOSALS. IF NO SPECIFICATION IS MADE AS TO ANY PROPOSAL, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

Please vote by filling in the appropriate box below. If you do not mark any boxes, your Proxy will be voted FOR the proposal set forth below.

	For	Against	Abstain
Proposal 1

Sub-Proposal One: Approve Amendment to Advisory Agreement

Sub-Proposal Two: Approve Proposed BFA Sub-Advisory Agreement

Proposal 2: Approve Manager of Managers Authority

Appendix A

AMENDED AND RESTATED INVESTMENT ADVISORY AND MANAGEMENT

SERVICES AGREEMENT

THIS AGREEMENT is amended and restated this [    ] day of [            ] 2011 by and between STATE FARM MUTUAL FUND TRUST, a Delaware business trust (the “Trust”), and STATE FARM INVESTMENT MANAGEMENT CORP., a Delaware corporation (the “Adviser”).

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust issues shares of beneficial interest (the “Shares”) registered under the Securities Act of 1933, as amended (the “1933 Act”) pursuant to a registration statement initially filed with the Securities and Exchange Commission (the “SEC”) on July 21, 2000, as amended from time to time (the “Registration Statement”);

WHEREAS, the Trust has established separate series of Shares, each corresponding to a separate investment portfolio having its own investment objective, and may establish additional series of Shares in the future (such existing and future series are collectively referred to herein as the “Funds”);

WHEREAS, the Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and has filed notification filings under all applicable state securities laws;

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services and management services to each Fund listed on Appendix A, as amended from time to time, in the manner and on the terms and conditions set forth below; and

WHEREAS, the Adviser is willing to provide investment advisory services and management services to each Fund listed on Appendix A, as amended from time to time, in the manner and on the terms and conditions set forth below;

NOW, THEREFORE, in consideration of their mutual promises, the Trust and the Adviser agree as follows:

ARTICLE 1

Employment of Adviser

1.1 The Trust hereby employs the Adviser to act as investment adviser for and to manage, or arrange for the management of, the investment and reinvestment of the assets of the Funds listed on Appendix A, and to manage and administer, or arrange for the management and administration of, its affairs to the extent requested by and subject to the supervision and control of, the Board of Trustees of the Trust (the “Board”) for the period and upon the terms herein set forth.

1.2 The Adviser accepts such employment and agrees during such period at its own expense to render the services, or to arrange for the services to be rendered, and to assume the obligations herein set forth for the compensation herein provided. In connection therewith, the Adviser may retain one or more sub-advisers to render such services and to assume the obligations set forth herein, subject to the provisions of the 1940 Act and the Advisers Act.

1.3 The Adviser shall for all purposes be deemed to be an independent contractor, and unless otherwise expressly provided or authorized shall have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust. Notwithstanding the foregoing, the Adviser shall, for the purposes of this agreement, have and exercise full investment discretion and authority to act as agent for the Trust in buying, selling or otherwise disposing of or managing the Trust’s investments, subject to supervision by the Board.

1.4 The services of the Adviser herein provided are not to be deemed exclusive and the Adviser shall be free to render similar services or other services to others so long as its services hereunder shall not be impaired thereby.

ARTICLE 2

Duties of Adviser

2.1 Management Services. Subject to the terms of this Agreement and the supervision and control of the Trust’s Board, the Adviser shall provide the following services with respect to the Trust:

(a) Preparation and maintenance of the Trust’s Registration Statement with the SEC;

(b) Preparation and periodic updating of the prospectus and statement of additional information for the Funds (“Prospectus”);

(c) Preparation, filing with appropriate regulatory authorities, and dissemination of various reports for the Funds, including but not limited to semiannual reports to shareholders under Section 30(d) of the 1940 Act, annual and semiannual reports on Form N-SAR, and notices pursuant to Rule 24f-2;

(d) Arrangement for all meetings of shareholders, including the collection of all information required for preparation of proxy statements, the preparation and filing with appropriate regulatory agencies of such proxy statements, the supervision of solicitation of shareholders and shareholder nominees in connection therewith, tabulation (or supervision of the tabulation) of votes, response to all inquiries regarding such meetings from shareholders, the public and the media, and preparation and retention of all minutes and all other records required to be kept in connection with such meetings;

(e) Maintenance and retention of all Trust charter documents and the filing of all documents required to maintain the Trust’s status as a Delaware business trust and as a registered open-end investment company;

(f) Arrangement and preparation and dissemination of all materials for meetings of the Board and committees thereof and preparation and retention of all minutes and other records thereof;

(g) Preparation and filing of the Trust’s Federal, state, and local income tax returns and calculation of any tax required to be paid in connection therewith;

(h) Calculation of all Trust and Fund expenses and arrangement for the payment thereof;

(i) Calculation of and arrangement for payment of all income, capital gain, and other distributions to shareholders of each Fund;

(j) Determination, after consultation with the officers of the Trust, of the jurisdictions in which Shares shall be qualified for sale, or may be sold pursuant to an exemption from such qualification, and preparation and maintenance of the qualification of the Shares for sale under the securities laws of each such jurisdiction;

(k) Provision of the services of persons who may be appointed as officers of the Trust by the Board (it is agreed that some person or persons may be officers of both the Trust and the Adviser, and that the existence of any such dual interest shall not affect the validity of this Agreement except as otherwise provided by specific provision of applicable law);

(l) Preparation and dissemination of the Trust’s and each Fund’s quarterly financial information to the Board and preparation of such other reports relating to the business and affairs of the Trust and each Fund as the officers and Board may from time to time reasonably request;

(m) Administration of the Trust’s Code of Ethics and required reporting to the Board and officer compliance therewith;

(n) Provision of internal legal, accounting, compliance, audit, and risk management services and periodic reporting to the Board with respect to such services;

(o) Negotiation, administration, and oversight of third party services to the Trust including, but not limited to, sub-advisory, custody, tax, disaster recovery, audit, and legal services;

(p) Negotiation and arrangement for insurance desired or required of the Trust and administering all claims thereunder;

(q) Response to all inquiries by regulatory agencies, the press, and the general public concerning the business and affairs of the Trust, including the oversight of all periodic inspections of the operations of the Trust and its agents by regulatory authorities and responses to subpoenas and tax levies;

(r) Handling and resolution of any complaints registered with the Trust by shareholders, regulatory authorities, and the general public;

(s) Monitoring legal, tax, regulatory, and industry developments related to the business affairs of the Trust and communicating such developments to the officers and the Board as they may reasonably request or as the Adviser believes appropriate;

(t) Administration of operating policies of the Trust and recommendation to the officers and the Board of the Trust of modifications to such policies to facilitate the protection of shareholders or market competitiveness of the Trust and Fund and to the extent necessary to comply with new legal or regulatory requirements;

(u) Responding to surveys conducted by third parties and reporting of Fund performance and other portfolio information; and

(v) Filing of claims, class actions involving portfolio securities, and handling administrative matters in connection with the litigation or settlement of such claims.

2.2 Investment Management Services.

(a) The Adviser shall provide the Trust with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the assets of each Fund. In this regard, the Adviser shall:

(i) perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of each Fund as set forth in the Registration Statement;

(ii) consult with the Board and furnish to the Board recommendations with respect to an overall investment strategy for each Fund for approval, modification, or rejection by the Board;

(iii) seek out and implement specific investment opportunities, consistent with any investment strategies approved by the Board;

(iv) take such steps as are necessary to implement any overall investment strategies approved by the Board for each Fund, including making and carrying out day-to-day decisions to acquire or dispose of permissible investments, management of investments and any other property of the Fund, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments;

(v) regularly report to the Board with respect to the implementation of any approved overall investment strategy and any other activities in connection with management of the assets of each Fund, including furnishing, within 30 days after the end of each calendar quarter, a statement of all purchases and sales during the quarter and a schedule of investments and other assets of each Fund as of the end of the quarter;

(vi) maintain all required accounts, records, memoranda, instructions or authorizations relating to the acquisition or disposition of investments for each Fund and the Trust;

(vii) assist in determining each business day the net asset value of the shares of each Fund in accordance with applicable law;

(viii) enter into any advisory or sub-advisory contract with another affiliated or unaffiliated entity pursuant to which such entity will carry out some or all of the Adviser’s responsibilities (as specified in such advisory or sub-advisory contract) listed above; and

(ix) monitor the performance of any Master Fund portfolio into which a portfolio of the Trust may invest substantially all of its assets.

(b) The Adviser’s services shall be subject always to the control and supervision of the Board, the restrictions of the Declaration of Trust and Bylaws of the Trust, as amended from time to time, the provisions of the 1940 Act, the statements relating to each Fund’s investment objective or objectives, investment policies and investment restrictions as set forth in the then-current Registration Statement, and any applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”). The Trust has furnished or will furnish the Adviser with copies of the Registration Statement, Declaration of Trust, and Bylaws as currently in effect and agrees during the continuance of this agreement to furnish the Adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Adviser will be entitled to rely on all documents furnished by the Trust.

(c) The Adviser represents that in performing investment advisory services for each Fund, the Adviser shall make every effort to ensure that each Fund continuously qualifies as a Regulated Investment Company under Subchapter M of the Code or any successor provision. Except as instructed by the Board, the Adviser shall also make decisions for the Trust as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to each Fund’s portfolio securities shall be exercised. Should the Board at any time make any determination as to investment policy and notify the Adviser thereof, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked.

(d) In connection with the acquisition or disposition of securities described in Section 2.2(a) (iv), the Adviser may place orders for the purchase or sale of portfolio investments for the account of each Fund with brokers or dealers selected by it and, to that end, the Adviser is authorized as the agent of the Trust to give instructions to the custodian(s) of the Trust as to deliveries of securities and payments of cash for the account of each Fund. In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to assets of the Funds, the Adviser is directed at all times to seek to obtain the best combination of net price and execution under the circumstances within the policy guidelines determined by the Board and set forth in the current Registration Statement. Subject to this requirement and the provisions of the Advisers Act, the 1940 Act, and other applicable provisions of law, the Adviser may select brokers or dealers with which it or the Trust is affiliated.

(e) In addition to seeking the best combination of net price and execution under the circumstances, the Adviser may also take into consideration research and statistical information and wire and other quotation services provided by brokers and dealers to the

Adviser. The Adviser is also authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Adviser’s overall responsibilities with respect to each Fund. The policies with respect to brokerage allocation, determined from time to time by the Board are those disclosed in the Registration Statement. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this agreement or otherwise. The Adviser periodically will evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by the Adviser in connection with the performance of its obligations under this agreement or in connection with other advisory or investment operations including using such information in managing its own accounts.

(f) Nothing in this agreement shall preclude the aggregation of orders for sale or purchase of securities or other investments by two or more Funds of the Trust or by the Trust and other accounts (collectively, “Advisory Clients”) managed by the Adviser, provided that the Adviser’s actions with respect to the aggregation of orders for multiple Advisory Clients, including the Trust, are consistent with the then-current positions in this regard taken by the Securities and Exchange Commission or its staff through releases, “no-action” letters, or otherwise.

ARTICLE 3

Allocation of Charges and Expenses

3.1 Charges and Expenses Allocated to the Adviser. The Adviser shall provide all executive, administrative, clerical and other personnel necessary to operate the Trust and shall pay the salaries and other costs of employing all of these persons. The Adviser shall also furnish the Trust with office space, facilities, and equipment and shall pay the day to day expenses related to the operation and maintenance of such office space, facilities and equipment. All expenses incurred in the organization of the Trust or of any new Funds of the Trust, including legal and accounting expenses and certain costs of registering securities of the Trust under federal securities law and qualifying for sale under state securities laws, shall also be paid by the Adviser. The Adviser shall assume and pay all expenses incurred by it in connection with managing the assets of the Funds.

3.2 Charges and Expenses Allocated to the Trust.

(a) The Trust shall be responsible for payment of all expenses it may incur in its operation and all of its general administrative expenses except those expressly assumed by the Adviser as described in Section 3.1 above. These include (by way of description and not of limitation), any share redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs, interest on borrowings by the Trust, charges of the custodians and transfer agent, if any, cost of auditing services, non-interested Trustees’ fees, all taxes and fees, investment advisory fees (other than subadvisory fees), certain insurance premiums, cost of maintenance of corporate existence, investor services

(including allocable personnel and telephone expenses), costs of printing and mailing updated Trust prospectuses to shareholders and contractholders, preparing, printing and mailing proxy statements and shareholder reports to shareholders and contractholders, the cost of paying dividends and capital gains distributions, costs of Trustee and shareholder meetings, dues to trade organizations, and any extraordinary expenses, including litigation costs in legal actions involving the Trust, or costs related to indemnification of Trustees, officers and employees of the Trust.

(b) The Trust shall be free to retain at its expense other persons to furnish it with any services whatsoever, including, without limitation, statistical, factual or technical information or advice.

ARTICLE 4

Compensation of the Adviser

4.1(a) For the services to be rendered, the facilities to be furnished and the payments to be made by the Adviser, as provided herein, the Trust shall pay to the Adviser within three business days after the end of each month, a fee based upon the average daily net assets of each Fund for the month, as determined pursuant to the Trust’s Registration Statement and Declaration of Trust, at the annual rates set forth below:

Fund	Rate of Fee for Advisory and Management Services
Equity Fund	0.60% of average daily net assets
Small Cap Equity Fund	0.80% of average daily net assets
International Equity Fund	0.80% of average daily net assets
S&P 500 Index Fund	0.18% of average daily net asset
Small Cap Index Fund	0.35% of average daily net assets
International Index Fund	0.50% of average daily net assets
Equity and Bond Fund	None
Bond Fund	0.10% of average daily net assets
Tax Advantaged Bond Fund	0.10% of average daily net assets
Money Market Fund	0.10% of average daily net assets
LifePath Retirement Fund	0.35% of average daily net assets

LifePath 2020 Fund	0.35% of average daily net assets
LifePath 2030 Fund	0.35% of average daily net assets
LifePath 2040 Fund	0.35% of average daily net assets
LifePath 2050 Fund	0.35% of average daily net assets

(b) The Adviser acknowledges that it has agreed not to be paid an investment advisory fee for performing its services for the Equity and Bond Fund.

(c) The Adviser shall reimburse all operating expenses incurred by the Equity and Bond Fund. The Adviser shall reimburse a Fund, other than the Equity and Bond Fund, if,

and to the extent, the total net operating expenses of the Fund exceed the following percentages of the average daily net assets, as determined pursuant to the Trust’s Registration Statement and Declaration of Trust. For purposes of this expense reimbursement arrangement and so long as such Fund shall invest its assets in a series of Master Investment Portfolio, total net operating expenses for the S&P 500 Index Fund, Small Cap Index Fund, International Index Fund, LifePath Income Fund, LifePath 2010 Fund, LifePath 2020 Fund, LifePath 2030 Fund, and LifePath 2040 Fund shall include the management fees, co-administration fees, and other operating expenses imposed upon interestholders in the Master Investment Portfolios in which such funds invest:

	Expense Reimbursement Threshold
Fund	Class A	Class B	Institutional
Equity Fund	1.20%	1.60%	0.70%
Small Cap Equity Fund	1.40%	1.80%	0.90%
International Equity Fund	1.50%	1.90%	1.00%
S&P 500 Index Fund	0.80%	1.20%	0.30%
Small Cap Index Fund	0.95%	1.35%	0.45%
International Index Fund	1.15%	1.55%	0.65%
Equity and Bond Fund	None	None	None
Bond Fund	0.70%	1.10%	0.20%
Tax Advantaged Bond Fund	0.70%	1.10%	0.20%
Money Market Fund	0.60%	1.00%	0.20%
LifePath Income Fund	1.30%	1.70%	0.80%
LifePath 2010 Fund	1.30%	1.70%	0.80%
LifePath 2020 Fund	1.30%	1.70%	0.80%
LifePath 2030 Fund	1.30%	1.70%	0.80%
LifePath 2040 Fund	1.30%	1.70%	0.80%

This reimbursement arrangement is voluntary and may be eliminated by the Adviser at any time.

4.2 For the quarter and year in which this agreement becomes effective or terminates there shall be an appropriate proration on the basis of the number of days that the agreement is in effect during the quarter and year respectively.

4.3 If, pursuant to the Trust’s Registration Statement and Declaration of Trust, the net asset value is not required to be determined on any particular business day, then for the purpose of the foregoing computations, the net asset value of a share as last determined shall be deemed to be the net asset value of a share as of the close of business on that day.

4.4 In connection with purchases or sales of portfolio securities for the account of the Trust, neither the Adviser nor any officer, director, shareholder or other affiliate of the Adviser nor any officer, trustee, shareholder or other affiliate of the Trust shall: (i) act as agent and accept any compensation other than its compensation provided for in this agreement, except in the course of such person’s business as an underwriter or broker; or (ii) act as broker and accept any commission, fee, or other remuneration in excess of the limits prescribed in the 1940 Act and the rules promulgated thereunder.

4.5 The Adviser agrees that in all matters relating to the management of the investment of the assets of the Trust, it will act in conformity with the Registration Statement, Declaration of Trust, and Bylaws of the Trust then in effect.

ARTICLE 5

Limitations of Liability

5.1 Limitation of Liability of Adviser. The Adviser shall give the Trust the benefit of the Adviser’s best judgment and efforts in rendering services under this agreement; provided, that the Adviser shall not be liable for any error of judgment or import of law, or for any loss suffered by the Trust in connection with the matters to which this agreement relates, except loss resulting from: (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties under this agreement; (ii) its reckless disregard of its obligations and duties under this agreement; or (iii) a breach of Section 2.2(c) of this agreement.

5.2 Limitation of Liability of Trust. The Adviser acknowledges that it has received notice of and accepts the limitations on the Trust’s liability as set forth in the Trust’s Declaration of Trust, as amended from time to time. In accordance therewith, the Adviser agrees that the Trust’s obligations hereunder shall be limited to the assets of the Funds, and with respect to each Fund shall be limited to the assets of such Fund, and no party shall seek satisfaction of any such obligation from any shareholder of the Trust, nor from any trustee, officer, employee or agent of the Trust.

ARTICLE 6

Books and Records

6.1 The Adviser hereby undertakes and agrees to maintain, in the form and for the period required, all records relating to the Trust’s investments that are required to be maintained by the Trust pursuant to applicable law.

6.2 The Adviser agrees that all books and records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such books, records or information upon the Trust’s request. All such books and records shall be made available, within five business days of a written request, to the Trust’s accountants or auditors during regular business hours at the Adviser’s offices. The Trust or its authorized representative shall have the right to copy any records in the possession of the Adviser which pertain to the Trust. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this agreement, all such books, records or other information shall be returned to the Trust free from any claim or assertion of rights by the Adviser.

6.3 The Adviser further agrees that it will not disclose or use any records or information obtained pursuant to this agreement in any manner whatsoever except as authorized in this agreement and that it will keep confidential any information obtained pursuant to this agreement and disclose such information only if the Trust has authorized such disclosure, or if such disclosure is required by federal or state regulatory authorities.

ARTICLE 7

Duration and Termination of this Agreement

7.1 Effective Date and Term. As to each Fund, this agreement shall not become effective unless and until the later of the time at which it is approved by the Trust’s Board, including a majority of trustees who are not parties to this agreement or interested persons of any such party to this agreement, or the time at which it is approved by a majority of such Fund’s outstanding voting securities as required by the 1940 Act. This agreement shall come into full force and effect on the later of such two dates, provided that it shall not become effective as to any subsequently created Fund until it has been approved by the Board specifically for such Fund. As to each Fund, the agreement shall continue in effect for two years and shall thereafter continue in effect from year to year so long as such continuance is specifically approved for each Fund at least annually by: (i) the Board, or by the vote of a majority of the Fund’s outstanding voting securities; and (ii) a majority of those trustees who are not parties to this agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

7.2 Termination.

(a) As to each Fund, this agreement may be terminated at any time, without penalty, by vote of the Board or by vote of the holders of a majority of such Fund’s outstanding voting securities, or by the Adviser, on sixty (60) days’ written notice to the other party.

(b) This agreement may be terminated at any time without the payment of any penalty by vote of the Board in the event that it shall have been established by a court of competent jurisdiction that the Adviser or any officer or director of the Adviser has taken any action which results in a breach of the covenants of the Adviser set forth herein.

(c) This agreement shall automatically terminate in the event of its assignment.

(d) The Trust agrees that upon the termination of this agreement at any time or for any reason it shall, when so requested by State Farm Mutual Automobile Insurance Company or the Adviser, eliminate all reference to the name “State Farm” from its corporate name and thereafter refrain from using the name “State Farm” in connection with its business or activities in any form or combination whatsoever.

ARTICLE 8

Amendments to this Agreement

8.1 This agreement may be amended as to each Fund by the parties only if such amendment is specifically approved by: (i) the vote of a majority of such Fund’s outstanding voting securities; and (ii) a majority of those trustees who are not parties to this agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

ARTICLE 9

Notices

9.1 Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:

State Farm Mutual Fund Trust

One State Farm Plaza

Bloomington, Illinois 61710-0001

Attn: Secretary

If to the Adviser:

State Farm Investment Management Corp.

One State Farm Plaza

Bloomington, Illinois 61710-0001

Attn: Secretary

ARTICLE 10

Miscellaneous Provisions

10.1 Other Relationships. It is understood that the officers, directors, agents, shareholders and other affiliates of the Trust are or may be interested in the Adviser as officers, directors, agents, shareholders, affiliates or otherwise, and that the officers, directors, shareholders, agents and other affiliates of the Adviser may be interested in the Trust otherwise than as a shareholder.

10.2 Definitions of Certain Terms. The terms “assignment”, “affiliated person” and “interested person”, when used in this agreement, shall have the respective meanings specified in the 1940 Act. The term “majority of the outstanding voting securities” means the lesser of: (a) 67% or more of the votes attributable to Shares of a Fund or the Trust, as appropriate, present at a meeting if the holders of more than 50% of such votes are present or represented by proxy; or (b) more than 50% of the votes attributable to Shares of a Fund or the Trust, as appropriate.

10.3 Applicable Law.

(a) This agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of Delaware without regard to conflicts of law principles or precedents.

(b) This agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith.

10.4 Severability. If any provision of this agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this agreement shall not be affected thereby.

10.5 Captions. The captions in this agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

10.6 Counterparts. This agreement may be executed simultaneously in multiple counterparts, each of which taken together shall constitute one and the same instrument.

10.7 Cooperation with Authorities. Each party hereto shall cooperate with the other party and all appropriate governmental authorities (including without limitation the SEC) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this agreement or the transactions contemplated hereby.

10.8 Cumulative Rights. The rights, remedies and obligations contained in this agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

10.9 Privacy. The Adviser shall not disclose or use nonpublic personal information (as defined in Rule 3(t) of Regulation S-P), except as necessary to carry out the purposes for which the Trust disclosed such information to the Adviser, including information that is used in accordance with Rules 14 and 15 of Regulation S-P in the ordinary course of business to carry out those purposes.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed in their names and on their behalf by their duly authorized officers all on the day and year first above written.

STATE FARM INVESTMENT MANAGEMENT CORP.

By:
Name:	Edward B. Rust, Jr.
Title:	President

STATE FARM MUTUAL FUND TRUST

By:
Name:	Michael L. Tipsord
Title:	Senior Vice President and Treasurer

APPENDIX A

State Farm Equity Fund

State Farm Small Cap Equity Fund

State Farm International Equity Fund

State Farm S&P 500 Index Fund

State Farm Small Cap Index Fund

State Farm International Index Fund

State Farm Equity and Bond Fund

State Farm Bond Fund

State Farm Tax Advantaged Bond Fund

State Farm Money Market Fund

State Farm LifePath Retirement Fund

State Farm LifePath 2020 Fund

State Farm LifePath 2030 Fund

State Farm LifePath 2040 Fund

State Farm LifePath 2050 Fund

Appendix B

INVESTMENT SUB-ADVISORY AGREEMENT

THIS AGREEMENT is made and entered into this [    ] day of [        ], 2011, by and among STATE FARM MUTUAL FUND TRUST, a Delaware statutory trust (the “Trust”), STATE FARM INVESTMENT MANAGEMENT CORP., a Delaware corporation (the “Adviser”), and BLACKROCK FUND ADVISORS (the “Sub-Adviser”).

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust issues shares of beneficial interest (the “Shares”) registered under the Securities Act of 1933, as amended (the “1933 Act”) pursuant to a registration statement initially filed with the Securities and Exchange Commission (“SEC”) on July 20, 2000, as amended from time to time (the “Registration Statement”);

WHEREAS, the Trust has established fifteen separate series of Shares, each corresponding to a separate investment portfolio having its own investment objective (the “Funds”);

WHEREAS, pursuant to a separate investment advisory and management services agreement between the Trust and the Adviser (the “Advisory Agreement”), the Trust has retained the Adviser to render management and investment advisory services to each Fund;

WHEREAS, the Sub-Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Adviser desires to retain the Sub-Adviser to provide investment advisory services to a certain Fund in the manner and on the terms and conditions set forth below; and

WHEREAS, the Sub-Adviser is willing to provide investment advisory services to a certain Fund in the manner and on the terms and conditions set forth below;

NOW, THEREFORE, in consideration of their mutual promises, the Trust, the Adviser, and the Sub-Adviser agree as follows:

ARTICLE 1

Employment of Sub-Adviser

1.1 The Adviser hereby employs the Sub-Adviser to act as investment sub-adviser for and to invest and reinvest the assets of the Trust’s S&P 500 Index Fund (the “Sub-Advised Fund”), subject to the supervision and control of the Board of Trustees of the Trust (the “Board”) for the period and upon the terms herein set forth.

1.2 The Sub-Adviser accepts such employment and agrees during such period at its own expense to render the services set forth herein, or to arrange for such services to be rendered, and to assume the obligations herein set forth for the compensation herein provided. All services are to be furnished by directors, officers or employees of the Sub-Advisor or its affiliates in accordance with applicable law as the Sub-Advisor deems appropriate in order to fulfill its obligations hereunder.

1.3 The Sub-Adviser shall for all purposes be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser. Notwithstanding the foregoing, the Sub-Adviser shall, for the purposes of this agreement, have and exercise full investment discretion and authority to act as agent for the Trust and the Adviser in buying, selling or otherwise disposing of the Sub-Advised Fund’s investments, subject to supervision by the Board.

1.4 The services of the Sub-Adviser herein provided are not to be deemed exclusive. The Sub-Adviser may act as an investment adviser to any other person, firm or corporation, and may perform management and any other services for any other person, association, corporation, firm or other entity pursuant to any contract or otherwise, and take any action or do anything in connection therewith or related thereto, except as prohibited by applicable law; and no such performance of management or other services shall be in any manner restricted or otherwise affected by any aspect of any relationship of the Sub-Adviser to the Trust, the Sub-Advised Fund or the Adviser except as otherwise imposed by law or by this agreement.

ARTICLE 2

Duties of Sub-Adviser

2.1 Investment Advisory Services.

(a) Subject to the supervision of the Board and the Adviser, the Sub-Adviser shall provide the Sub-Advised Fund with such investment research, advice and supervision as is necessary for the investment and proper supervision of the assets of the Sub-Advised Fund. In this regard, the Sub-Adviser shall:

(i) perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of the Sub-Advised Fund as set forth in the Registration Statement;

(ii) at such times as shall be reasonably requested by the Board or the Adviser, consult with the Board and furnish to the Board recommendations with respect to an overall investment strategy for the Sub-Advised Fund for approval, modification, or rejection by the Board;

(iii) seek out and implement specific investment opportunities, consistent with any investment strategies approved by the Board;

(iv) take such steps as are necessary to implement any overall investment strategies approved by the Board for the Sub-Advised Fund, including making and carrying out day-to-day decisions to acquire or dispose of permissible investments, management of investments and any other property of the Sub-Advised Fund, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments;

(v) regularly report to the Board with respect to the implementation of any approved overall investment strategy and any other activities in connection with management of the assets of the Sub-Advised Fund including furnishing, within 10 days after the end of each calendar quarter, a statement of all purchases and sales during the quarter and a schedule of investments and other assets of the Sub-Advised Fund as of the end of the quarter;

(vi) maintain all accounts, records, memoranda, instructions or authorizations required to be maintained by the Sub-Adviser pursuant to the requirements of Rule 31a-1 under the 1940 Act, for the period required by Rule 31a-2 under the 1940 Act, with respect to transactions by the Sub-Adviser on behalf of the Sub-Advised Fund;

(vii) assist in determining each business day the net asset value of the shares of the Sub-Advised Fund in accordance with applicable law; and

(viii) provide the Adviser with a report of each portfolio transaction no later than the close of the next business day following such transaction.

(b) The Sub-Adviser’s services shall be subject always to the control and supervision of the Board and the Adviser, the restrictions of the Declaration of Trust and Bylaws of the Trust, as amended from time to time, the provisions of the 1940 Act, and the Sub-Advised Fund’s investment objective or objectives, investment policies and investment restrictions as set forth in the then-current Registration Statement. The Trust or the Adviser has furnished or will furnish the Sub-Adviser with copies of the Registration Statement, Declaration of Trust, and Bylaws as currently in effect and the Trust agrees during the continuance of this agreement to furnish the Sub-Adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Adviser will be entitled to rely on all documents and other information furnished by the Trust or the Adviser or the representatives of either.

(c) The Sub-Adviser represents that in performing investment advisory services for the Sub-Advised Fund, the Sub-Adviser shall use its best efforts to ensure that the Sub-Advised Fund continuously qualifies as a Regulated Investment Company under Subchapter M of the Code or any successor provision. Except as instructed by the Board, the Sub-Adviser shall also make decisions for the Sub-Advised Fund as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Sub-Advised Fund’s portfolio securities shall be exercised. Should the Board at any time make any determination as to investment policy and notify the Sub-Adviser thereof in writing, the Sub-Adviser, upon receipt of such notice, shall be bound by such determination for the period, if any, specified in such written notice or until similarly notified that such determination has been revoked.

(d) In connection with the acquisition or disposition of securities described in Section 2.1(a)(iv), the Sub-Adviser may place orders for the purchase or sale of portfolio investments for the account of the Sub-Advised Fund with brokers or dealers selected by it and, to that end, the Sub-Adviser is authorized as the agent of the Trust to give instructions to the custodians of the Sub-Advised Fund as to deliveries of securities and payments of cash for the account of the Sub-Advised Fund. In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to assets of the Sub-Advised Fund, the Sub-Adviser is directed at all times to seek to obtain best execution and price. Subject to this requirement and the provisions of the Advisers Act, the 1940 Act, the 1934 Act, and other applicable provisions of law, the Sub-Adviser may select brokers or dealers with which it or the Trust or the Adviser is affiliated.

(e) In seeking the best price and execution, the Sub-Adviser may also take into consideration research and statistical information and wire and other quotation services provided by brokers and dealers to the Sub-Adviser. The Sub-Adviser is authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Sub-Adviser’s overall responsibilities with respect to the Sub-Advised Fund and its other clients and that the total commissions paid by the Sub-Advised Fund will be reasonable in relation to the benefits to the Sub-Advised Fund over the long term. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this agreement or otherwise. The Sub-Adviser will periodically evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by the Sub-Adviser in connection with the performance of its obligations under this agreement or in connection with other advisory or investment operations including using such information in managing its own accounts.

(f) Nothing in this agreement shall preclude the aggregation of orders for the sale or purchase of securities or other investments by the Sub-Advised Fund and other accounts (collectively, “Advisory Clients”) managed by the Sub-Adviser, provided that: (i) the Sub-Adviser’s actions with respect to the aggregation of orders for multiple Advisory Clients, including the Sub-Advised Fund, are consistent with the then-current positions in this regard taken by the Securities and Exchange Commission or its staff through releases, “no-action” letters, or otherwise; and (ii) the Sub-Adviser’s policies with respect to the aggregation of orders for multiple Advisory Clients have been previously submitted and approved by the Board. The Adviser and the Trust recognize that in some cases this procedure may adversely affect the results obtained for the Sub-Advised Fund.

(g) Notwithstanding any other provisions of this agreement, the Sub-Adviser will not consult with any other subadviser to the Funds or any subadviser to any other portfolio of the Funds or to any other investment company or investment company series for which the Adviser serves as investment adviser concerning transactions for the Sub-Advised Fund in securities or other assets, except to the extent necessary to ensure the Funds’ compliance with the requirements of Rule 12d3-1(a) and (b) under the 1940 Act.

2.2 The Adviser shall retain the authority to establish and modify, from time to time, the investment strategies and approaches to be followed by the Sub-Adviser with respect to the

Sub-Advised Fund, subject, in all respects, to the supervision and direction of the Trust’s Board of Trustees and subject to compliance with the investment objectives, policies and restrictions applicable to such Fund as set forth in the Registration Statement, provided, however, that the Sub-Adviser’s duty under this agreement to act in conformity with any document, instruction or guidelines produced by the Adviser shall not arise until such document, instruction or guideline has been delivered to the Sub-Adviser in writing.

ARTICLE 3

Compensation of the Sub-Adviser

3.1 (a) For the services to be rendered, the facilities to be furnished and the payments to be made, as provided herein, the parties hereto agree that the Adviser shall pay to the Sub-Adviser for each of the Trust’s fiscal quarters within three business days of the last day of each such quarter a fee equal to the following percentages of the Sub-Advised Fund’s average daily net assets during the quarter:

•	0.03% on the first $500 million,

•	0.02% on the next $250 million, and

•	0.01% for average daily net assets above $750 million.

In determining the application of these breakpoints, the assets of the Sub-Advised Fund shall be combined with the assets of the Large Cap Equity Index Fund of State Farm Variable Product Trust so long as the Sub-Adviser remains the sub-adviser to each fund. If the fee for the Sub-Advised Fund calculated pursuant to the above schedule for the fiscal quarter of the Trust is less than $25,000, the Adviser shall pay the Sub-Adviser a fee of $25,000 for the fiscal quarter in lieu of the sub-advisory fee calculated pursuant to the above schedule.

(b) The Adviser shall be responsible for payment of, and the Sub-Adviser agrees that it shall have no claim against the Trust or the Sub-Advised Fund respecting, the Sub-Adviser’s compensation under this agreement.

(c) During the term of this agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this agreement. The Sub-Adviser shall not be responsible for any expenses incurred by the Trust, the Sub-Advised Fund or the Adviser.

3.2 For the quarter and year in which this agreement becomes effective or terminates there shall be a proration on the basis of the number of days that the agreement is in effect during the quarter and year respectively.

3.3 If, pursuant to the Trust’s Registration Statement and Declaration of Trust, the net asset value is not required to be determined on any particular business day, then for the purpose of the foregoing computations, the net asset value of a share as last determined shall be deemed to be the net asset value of a share as of the close of business on that day.

3.4 In connection with purchases or sales of portfolio securities for the account of the

Sub-Advised Fund, neither the Sub-Adviser nor any officer, director, shareholder or other affiliate of the Sub-Adviser shall: (i) act as agent and accept any compensation other than its compensation provided for in this agreement, except in the course of such person’s business as an underwriter or broker; or (ii) act as broker and accept any commission, fee, or other remuneration in excess of the limits prescribed in the 1940 Act and the rules promulgated thereunder.

ARTICLE 4

Limitations of Liability; Indemnification

4.1 Limitation of Liability of Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or import of law, or for any loss suffered by the Trust, the Sub-Advised Fund or its shareholders in connection with the matters to which this agreement relates, except loss resulting from: (i) willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its obligations and duties under this agreement; (ii) its reckless disregard of its obligations and duties under this agreement; or (iii) a breach of Section 2.1(c) of this agreement.

4.2 Limitation of Liability of Trust. The Sub-Adviser acknowledges that it has received notice of and accepts the limitations on the Trust’s liability as set forth in the Trust’s Declaration of Trust, as amended from time to time. In accordance therewith, the Sub-Adviser agrees that the Trust’s obligations hereunder shall be limited to the assets of the Sub-Advised Fund, and no party shall seek satisfaction of any such obligation from any shareholder of the Trust, nor from any trustee, officer, employee or agent of the Trust.

4.3 Indemnification. Because the Sub-Adviser has been retained solely to provide the investment advisory and related services described in this agreement, the Adviser shall indemnify the Sub-Adviser to the fullest extent permitted by law against any and all loss and expenses, including attorneys’ fees, incurred by the Sub-Adviser to the extent resulting, in whole or in part, from any acts, or failures to act, of the Adviser or any affiliate of the Adviser, or any employee or agent of the Adviser or any of its affiliates, in connection with the marketing and distribution of the Shares, except to the extent such loss or expense arises solely from: (i) willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its obligations and duties under this agreement, (ii) its reckless disregard of its obligations and duties under this agreement; or (iii) a breach of Section 2.1(c) of this agreement.

ARTICLE 5

Books and Records

5.1 The Sub-Adviser hereby undertakes and agrees to maintain, in the form and for the period required, all records relating to the Sub-Advised Fund’s investments that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of the 1940 Act.

5.2 In compliance with Rule 31a-3 of the 1940 Act, the Sub-Adviser agrees that all books and records which it maintains for the Sub-Advised Fund are the property of the Trust and further agrees to surrender promptly to the Trust any such books, records or information upon the Trust’s request. All such books and records shall be made available, within five business days of a written request, to the Trust’s accountants or auditors during regular business hours at the Sub-Adviser’s offices. The Trust or its authorized representative shall have the right to copy any records in the possession of the Sub-Adviser which pertain to the Trust. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this agreement, upon payment of any compensation due Sub-Adviser under Article 3 hereof, all such books, records or other information shall be returned to the Trust.

5.3 The Sub-Adviser further agrees that it will not disclose or use any records or information obtained pursuant to this agreement in any manner whatsoever except as authorized in this agreement or as otherwise authorized by the Trust or the Adviser and that it will keep confidential any information obtained pursuant to this agreement and disclose such information only if the Trust or the Adviser has authorized such disclosure, or if such disclosure is required by federal or state regulatory authorities.

ARTICLE 6

Duration and Termination of this Agreement

6.1 Effective Date and Term. This agreement shall become effective on May 1, 2012. The agreement shall continue in effect from year to year so long as such continuance is specifically approved for the Sub-Advised Fund at least annually by: (i) the Board, or by the vote of a majority of the Sub-Advised Fund’s outstanding voting securities; and (ii) a majority of those trustees who are not parties to this agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

6.2 Termination.

(a) This agreement may be terminated at any time, without penalty, by vote of the Board, by vote of the holders of a majority of the Sub-Advised Fund’s outstanding voting securities, or by the Adviser or Sub-Adviser, on sixty (60) days’ written notice to the other parties.

(b) This agreement may be terminated at any time without the payment of any penalty by the Adviser or by vote of the Board in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action which results in a breach of the covenants of the Sub-Adviser set forth herein.

(c) This agreement shall automatically terminate in the event of its assignment.

ARTICLE 7

Amendments to this Agreement

7.1 This agreement may be amended by the parties only if such amendment is specifically approved by: (i) the vote of a majority of the Sub-Advised Fund’s outstanding voting securities;

and (ii) a majority of those trustees who are not parties to this agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval (unless, in the case of (i), the Trust receives an order of the SEC or “no-action” letter permitting it to modify the agreement without such vote).

ARTICLE 8

Notices

8.1 Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:

State Farm Mutual Fund Trust

One State Farm Plaza

Bloomington, Illinois 61710-0001

Attn: Secretary

If to the Adviser:

State Farm Investment Management Corp.

One State Farm Plaza

Bloomington, Illinois 61710-0001

Attn: Secretary

If to the Sub-Adviser:

BlackRock Fund Advisors

400 Howard Street

San Francisco, CA 94015

Attn: Mutual Fund Administration

ARTICLE 9

Use of Name

9.1 The Adviser and the Trust acknowledge and agree that the names “BlackRock” and “BlackRock Fund Advisors” and any of the other names of the Sub-Adviser or the Sub-Adviser’s affiliates, and any derivative or logo or trade or service mark thereof (collectively, the “Names and Trademarks”), are the valuable property of the Sub-Adviser and the Sub-Adviser’s affiliates. The

Adviser and the Trust shall not have the right to use the Names and Trademarks without the prior, express, written consent of the Sub-Adviser, which consent shall not be unreasonably withheld for the period of time of which this Agreement is in effect; provided, however, that such Names and Trademarks may be used in the Registration Statement then currently in effect without such approval. Immediately, upon termination of this Agreement, the Adviser and the Trust shall cease to use such Names and Trademarks.

9.2 The Adviser and the Trust agree that they will review with the Sub-Adviser any advertisement, sales literature, presentation material or other notice prior to its use or publication that makes reference to the Names and/or Trademarks, so that the Sub-Adviser may review the context in which the Names and/or Trademarks are being referred to, it being agreed that the Sub-Adviser shall have no responsibility to ensure the adequacy of the form or content of such materials for the purposes of applicable laws or regulations, if any. If the Adviser or the Trust makes any unauthorized use of, or reference to, the Names or the Trademarks, the Adviser and the Trust acknowledges that the Sub-Adviser may suffer irreparable harm for which monetary damages may not be completely adequate, and therefore the Sub-Adviser may also seek injunctive relief.

ARTICLE 10

Miscellaneous Provisions

10.1 Definitions of Certain Terms. The terms “assignment”, “affiliated person” and “interested person”, when used in this agreement, shall have the respective meanings specified in the 1940 Act. The term “majority of the Sub-Advised Fund’s outstanding voting securities” means the lesser of: (a) 67% or more of the votes attributable to such Shares of the Sub-Advised Fund present at a meeting if the holders of more than 50% of such votes are present or represented by proxy; or (b) more than 50% of the votes attributable to Shares of the Sub-Advised Fund.

10.2 Applicable Law.

(a) This agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of Delaware without regard to conflicts of law principles or precedents.

(b) This agreement shall be subject to the provisions of the 1940 Act and the Advisers Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith.

10.3 Severability. If any provision of this agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this agreement shall not be affected thereby.

10.4 “State Farm”. The Sub-Adviser agrees that the name “State Farm,” which comprises a component of the Trust’s name, is a property right of the parent of the Adviser. The Sub-Adviser acknowledges that the use of the name “State Farm” by the Trust is governed by the terms of the Advisory Agreement.

10.5 Captions. The captions in this agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

10.6 Counterparts. This agreement may be executed simultaneously in multiple counterparts, each of which taken together shall constitute one and the same instrument.

10.7 Cooperation with Authorities. Each party hereto shall cooperate with the other party and all appropriate governmental authorities (including without limitation the SEC, FINRA, and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this agreement or the transactions contemplated hereby.

10.8 Privacy. No entity a party to this Agreement shall disclose or use nonpublic personal information (as defined in Rule 3(t) of Regulation S-P) provided by any other party to this Agreement, except as necessary to carry out the purposes for which such information is provided, including information that is used in accordance with Rules 14 and 15 of Regulation S-P in the ordinary course of business.

10.9 Force Majeure. The Sub-Adviser shall not be liable for any failure, delay or interruption in the performance of its obligations hereunder if such failure, delay or interruption results from the occurrence of any acts, events or circumstances beyond the Sub-Adviser’s reasonable control, and the Sub-Adviser shall have no responsibility of any kind for any loss or damage thereby incurred or suffered by the Adviser. In such case, the terms of the Agreement shall continue in full force and effect and the Sub-Adviser’s obligations shall be performed or carried out as soon as legally and practicably possible after the cessation of such acts, events or circumstances.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed in their names and on their behalf by their duly authorized officers all on the day and year first above written.

STATE FARM INVESTMENT MANAGEMENT CORP.

By:
Edward B. Rust, Jr.

Title: President

STATE FARM MUTUAL FUND TRUST

By:
Michael L. Tipsord

Title: Senior Vice President and Treasurer

BLACKROCK FUND ADVISORS

By:

Title: